                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of John F. Gottshall, David E. Hawkins and Boyd D. Wainscott his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capabilities, to sign the annual report of Astor Holdings II, Inc. on Form 10-K for the fiscal year ended March 31, 1997, and any and all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS our hands this 30 day of June 1997.

/s/ Boyd D. Wainscott              Chairman of the Board of Directors
----------------------------       and Chief Executive Officer (Principal
    Boyd D. Wainscott              Executive Officer)

/s/ C. Richard Spalton             President and Director
----------------------------
    C. Richard Spalton

/s/ John F. Gottshall              Chief Financial officer (Principal
----------------------------       Financial and Accounting Officer)
    John F. Gottshall

/s/ Alan J. Andreini
----------------------------       Director
    Alan J. Andreini

/s/ Richard R. Crowell             Director
----------------------------
    Richard R. Crowell

/s/ Mark C. Hardy
-----------------------------      Director
    Mark C. Hardy

/s/ Justin S. Maccarone            Director
----------------------------
    Justin S. Maccarone

/s/ Gerald L. Parsky
----------------------------       Director
    Gerald L. Parsky

/s/ Richard K. Roeder              Director
----------------------------
    Richard K. Roeder

/s/ Charles E. Sax                 Director
----------------------------
    Charles E. Sax

/s/ W. Montague Yort               Director
----------------------------
    W. Montague Yort




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